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                        WANGER INTERNATIONAL SMALL CAP

                        Supplement dated April 11, 2001
                 Replacing Supplement dated November 17, 2000 to Prospectus dated September 29, 2000 of Wanger International Small Cap


The Fund's Prospectus is amended as follows:

(1) Effective April 30, 2001, Marcel P. Houtzager will become the sole portfolio manager of the Fund.

(2) The first sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger International Small Cap invests primarily in stocks of companies based outside the U.S. with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit."